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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event recorded) April 30, 1998

                      West Coast Entertainment Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       0-28072                                          04-3278751
(Commission File Number)                 (I.R.S. Employer Identification Number)

Route 413 and Double Woods Road                            19047
Langhorne, Pennsylvania
(Address of principal executive offices)                (Zip Code)


                                 (215) 968-4318
              (Registrant's telephone number, including area code)

                                      n/a
         (Former name or former address, if changed since last report)


                            Total Number of Pages: 1
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Item 8. Change in Fiscal Year

On April 30, 1998, West Coast Entertainment Corporation, whose fiscal year currently ends on January 31, adopted a new fiscal year which will end on the first Sunday following January 30. This change will result in the Company having a 52 or 53 week year. The Company's Annual Report on Form 10 - K for the year ending January 31, 1999 will reflect a 52 week year ending January 31, 1999. The Company's fiscal quarters during the fiscal year ending January 31, 1999 will end as follows:

                           First Quarter May 3, 1998
                          Second Quarter August 2, 1998
                         Third Quarter November 1, 1998



                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        West Coast Entertainment Corporation


Date: May 15, 1998

                                        By: /s/ Richard G. Kelly
                                           ------------------------------------
                                           Richard G. Kelly
                                           Chief Financial Officer